EXHIBIT 99.1

                       Robocom Systems International Inc.
                                511 Ocean Avenue
                           Massapequa, New York 11758

                                                      August 29, 2002

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

            Re:   Robocom Systems International Inc.
                  Annual Report on Form 10-KSB for
                  the fiscal year ended May 31, 2002

Ladies and Gentlemen:

      Transmitted herewith is a written statement pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

                                           Very truly yours,

                                           Robocom Systems International Inc.

                                           By: /s/ Irwin Balaban
                                               --------------------------
                                               Name:  Irwin Balaban
                                               Title: Chief Executive Officer